LOGO	semiannual report, September 30, 1999 American Gas Index Fund, Inc. 4922 Fairmont Avenue, Bethesda, Maryland 20814 (800) 622-1386 (301) 657-1510

November 15, 1999

Dear Shareholders:

During the six-month period ended September 30, 1999, the American Gas Index Fund outperformed the general equity market as represented by the Dow Jones Industrial Average and the S&P 500 Index. In addition, the Fund surpassed its traditional benchmark, the Dow Jones Utility average. The Fund's total return was 10.74% including a dividend of 27 cents per share. The resulting six-month income return was 1.59%. During this period, over seventy percent of the Fund's holdings increased in value.

This was a volatile six months for the equity markets and the Fund. The Fund's net asset value (NAV) on March 31 was $16.28 per share and on September 30 was $17.76. The period's low was $16.26 on April 7 and an all time high NAV of $18.98 was achieved on June 17. The Fund's performance reflected investor uncertainty relating to inflation, interest rates, economic growth, energy prices and the impact of the continuing rush of industry consolidation activity.

Top Five Performers
(Price Change: Six Months Ended - Sept. 30, 1999)
Yankee Energy	85.10%
Connecticut Energy	59.54%
Virginia Gas Co.	57.50%
Providence Energy	51.02%
Energynorth	50.91%

Bottom Five Performers
(Price Change: Six Months Ended - Sept. 30, 1999)
PECO Energy	-18.92%
Delta Natural Gas	-18.18%
NiSource Industries, Inc.	-18.06%
Montana Power	-17.25%
Pacific Gas & Electric	-16.70%

Total Return Comparison

(Six Months Ended September 30, 1999)
American Gas Index Fund	10.74%
Dow Jones Industrials	6.48%
Dow Jones Utilities	3.99%
S&P 500	0.37%

The average annual total return was 4.33% for the one-year period, 14.97% for the five-year period, and 9.42% for the ten-year period ended September 30, 1999. Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares.

According to the American Gas Association, thirteen "deals" involving at least one of the Fund's holdings were announced between April and September.

The Fund's comparatively strong performance was attributed to several strengths cited by industry analysts. The industry strengths most often mentioned include:

  a return to "normal" weather after two unseasonably warm winters;

  accelerating gas demand for power generation and industrial cogeneration spurned-on by well publicized summer power outages and growing deregulation within the power industry;

  new and continuing merger and acquisition activity;

  the recent Executive Order 13123 requiring federal facilities to evaluate energy use and air emission in a way which should result in enhanced gas demand;

  the rise in oil prices encouraging fuel switching to gas;

  continued cost containment and diversification by gas companies.

The Fund's performance during the third quarter was an indication of long-term stability and the virtue of a portfolio with dividend paying holdings. Fund shareholders should financially benefit from the forecasted growth of energy utility companies and the continuation of industry consolidation and diversification. Please contact us directly if you have questions regarding the Fund or visit our website at www.rushmorefunds.com. Your support of the Fund is appreciated.

Sincerely,

{SIGNATURE}

Richard J. Garvey

Chairman of the Board

2

American Gas Index Fund, Inc.
STATEMENT OF NET ASSETS
September 30, 1999
(unaudited)
		Value	Percent of
	Shares	(Note 1)	Net Assets
COMMON STOCKS
Consolidated Natural Gas Co.	170,000	$ 10,603,750	5.20%
The Coastal Corp.	250,300	10,246,656	5.02
Duke Energy Corp.	185,000	10,198,125	5.00
El Paso Energy Corp.	250,000	9,953,125	4.88
Columbia Energy Group	175,000	9,690,625	4.75
The Williams Companies, Inc.	250,000	9,359,375	4.59
PG&E Corp.	325,000	8,409,375	4.12
Enron Corp.	180,000	7,425,000	3.64
KeySpan Energy Corp.	255,000	7,299,375	3.58
Sempra Energy	325,000	6,764,063	3.32
Reliant Energy, Inc.	220,000	5,953,750	2.92
Sonat, Inc.	130,000	5,159,375	2.53
NICOR, Inc.	125,000	4,648,437	2.28
KN Energy, Inc.	200,000	4,487,500	2.20
National Fuel Gas Co.	75,000	3,539,062	1.73
Consolidated Edison, Inc.	85,000	3,527,500	1.73
Washington Gas Light Co.	130,000	3,526,250	1.73
Peoples Energy Corp.	95,000	3,342,812	1.64
Public Service Enterprise Group, Inc.	85,000	3,283,125	1.61
PECO Energy Co.	75,000	2,812,500	1.38
Eastern Enterprises	59,583	2,766,886	1.36
Piedmont Natural Gas Co., Inc.	90,000	2,728,125	1.34
AGL Resources, Inc.	165,000	2,681,250	1.31
CMS Energy Corp.	75,900	2,575,856	1.26
Questar Corp.	140,000	2,537,500	1.24
NiSource, Inc.	110,000	2,433,750	1.19
ONEOK, Inc.	75,000	2,273,437	1.11
MCN Energy Group, Inc.	130,000	2,234,375	1.10
WICOR, Inc.	75,000	2,179,687	1.07
Atmos Energy Corp.	85,000	2,050,625	1.01
Southwest Gas Corp.	75,000	2,020,313	0.99
Equitable Resources, Inc.	50,000	1,890,625	0.93
Public Service Co. of North Carolina, Inc.	55,000	1,705,000	0.84
Indiana Energy, Inc.	83,066	1,666,512	0.82
New Jersey Resources Corp.	40,000	1,600,000	0.78
Southern Union Co.	82,687	1,571,053	0.77
Northwest Natural Gas Co.	60,000	1,548,750	0.76
The Montana Power Co.	50,000	1,521,875	0.75

3

American Gas Index Fund, Inc.
STATEMENT OF NET ASSETS (continued)
September 30, 1999
(unaudited)
		Value	Percent of
	Shares	(Note 1)	Net Assets
COMMON STOCKS (continued)
New Century Energies, Inc.	42,500	$ 1,421,094	0.70%
Texas Utilities Co.	35,000	1,305,938	0.64
Yankee Energy System, Inc.	27,500	1,173,906	0.58
Pennsylvania Enterprises, Inc.	35,000	1,135,313	0.56
MDU Resources Group, Inc.	50,000	1,125,000	0.55
Northern States Power Co.	50,000	1,078,125	0.53
Cinergy Corp.	37,500	1,061,719	0.52
Constellation Energy Group, Inc.	37,500	1,054,687	0.52
UtiliCorp United, Inc.	50,000	1,053,125	0.52
Laclede Gas Co.	46,000	1,046,500	0.51
Connecticut Energy Corp.	25,000	967,188	0.47
Energy East Corp.	40,000	950,000	0.47
Niagara Mohawk Holdings, Inc.*	60,000	926,250	0.45
CTG Resources, Inc.	25,000	884,375	0.43
Carolina Power & Light Co.	24,162	854,731	0.42
Citizens Utilities Co.*	75,000	848,438	0.42
Dynegy, Inc.	40,000	827,500	0.41
Energen Corp.	40,600	822,150	0.40
South Jersey Industries, Inc.	30,000	791,250	0.36
NUI Corp.	30,000	742,500	0.36
DPL, Inc.	40,000	705,000	0.35
Wisconsin Energy Corp.	30,000	703,125	0.34
Alliant Energy Corp.	25,000	692,188	0.34
NSTAR	17,850	691,687	0.34
TECO Energy, Inc.	30,000	633,750	0.31
UGI Corp.	25,000	581,250	0.28
Illinova Corp.	20,000	561,250	0.28
SEMCO Energy, Inc.	36,750	512,203	0.25
RGS Energy Group, Inc.	20,000	490,000	0.24
Providence Energy Corp.	17,000	471,750	0.23
CMS Energy Corp., Class G	20,000	470,000	0.23
Public Service Co. of New Mexico	22,500	410,625	0.20
P P & L Resources, Inc.	15,000	405,938	0.20
Connectiv, Inc.	20,000	392,500	0.19
EnergyNorth, Inc.	9,000	373,500	0.18
WPS Resources Corp.	12,500	350,781	0.17
EnergySouth, Inc.	16,000	340,000	0.17
MidAmerican Energy Holdings Co.	10,000	295,000	0.14

4

American Gas Index Fund, Inc.
STATEMENT OF NET ASSETS (continued)
September 30, 1999
(unaudited)
		Value	Percent of
	Shares	(Note 1)	Net Assets
COMMON STOCKS (continued)
Central Hudson Gas and Electric Corp.	6,500	$255,938.00	0.13%
SIGCORP, Inc.	10,000	255,000	0.12
Fall River Gas Co.	10,000	209,375	0.10
Southwestern Energy Resources	22,000	199,375	0.10
Sierra Pacific Resources	8,640	192,240	0.09
Berkshire Energy Resources	7,500	192,188	0.09
Chesapeake Utilities Corp.	10,000	172,500	0.08
Valley Resources, Inc.	12,000	163,500	0.08
RGC Resources, Inc.	7,500	148,125	0.07
Entergy Corp.	5,000	144,687	0.07
Corning Natural Gas Corp.	4,500	96,750	0.05
Delta Natural Gas Co., Inc.	6,500	95,062	0.05
Energy West, Inc.	7,500	60,000	0.03
Virginia Gas Co.	15,000	59,063	0.03
USX-Marathon Group	2,000	58,500	0.03
Minnesota Power, Inc.	2,000	35,125	0.02
UNITIL Corp.	1,000	24,313	0.01
Avista Corp.	1,000	17,562	0.01
Total Common Stocks (Cost $116,565,545)		199,745,038	97.90
REPURCHASE AGREEMENT
With Paine Webber dated 9/30/99 at 5.20% to be repurchased at $4,352,344 on 10/1/99, collateralized by $4,331,505 in U.S. Treasury Notes, due 12/31/99 (Cost$4,351,716)

		4,351,716	2.13
Total Investments (Cost $120,917,261)		204,096,754	100.03
Liabilities in Excess of Other Assets		(69,596)	(0.03)
Net Assets		$204,027,158	100.00%
Net Asset Value Per Share (Based on 11,488,256 Shares Outstanding)		$17.76
Net Assets Consist of:
Paid-in-Capital		$106,867,828
Accumulated Undistributed Net Investment Income		48,329
Accumulated Undistributed Net Realized Gain on Investments		13,931,508
Net Unrealized Appreciation of Investments		83,179,493
Net Assets		$204,027,158

5

American Gas Index Fund, Inc.
STATEMENT OF NET ASSETS (continued)
September 30, 1999
(unaudited)

Income Tax Information:
At September 30, 1999, the cost of the investment securities for Federal income tax purposes was $121,999,088. Net unrealized appreciation was $82,097,666 of which $84,694,739 related to appreciated investment securities and $2,597,073 related to depreciated investment securities.
Other Information:
For the six months ended September 30, 1999, purchases of securities, excluding short-term securities, were $10,576,070 and sales (including maturities) of securities were $26,249,682.

See Notes to Financial Statements.
6

American Gas Index Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 1999
(unaudited)
Investment Income
Dividends	$ 3,892,841
Interest	85,160
Total Investment Income	3,978,001
Expenses
Investment Advisory Fee (Note 2)	425,742
Accounting and Administrative Fee (Note 2)	372,525
Administrative Fee (Note 2)	106,436
Total Expenses	904,703
Net Investment Income	3,073,298
Net Realized Gain on Investment Transactions	9,425,322
Change in Net Unrealized Appreciation of Investments	9,174,805
Net Gain on Investments	18,600,127
Net Increase in Net Assets Resulting from Operations	$ 21,673,425

See Notes to Financial Statements.
7

American Gas Index Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	September 30, 1999	Ended
	(unaudited)	March 31, 1999
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$ 3,073,298	$ 6,397,350
Net Realized Gain on Investment Transactions	9,425,322	9,883,696
Change in Net Unrealized Appreciation of Investments	9,174,805	(30,421,779)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,673,425	(14,140,733)
Distributions to Shareholders
From Net Investment Income	(3,102,027)	(6,353,353)
From Net Realized Gain on Investments	-	(8,531,808)
Total Distributions to Shareholders	(3,102,027)	(14,885,161)
Share Transactions
Net Proceeds from Sales of Shares	17,595,398	35,889,754
Reinvestment of Distributions	2,887,632	13,403,164
Cost of Shares Redeemed	(35,344,080)	(64,317,934)
Net Decrease in Net Assets Resulting from Share Transactions	(14,861,050)	(15,025,016)
Total Increase (Decrease) in Net Assets	3,710,348	(44,050,910)
Net Assets -- Beginning of Period	200,316,810	244,367,720
Net Assets -- End of Period	$ 204,027,158	$ 200,316,810

Shares
Sold	968,946	2,006,326
Issued in Reinvestment of Distributions	159,819	764,283
Redeemed	(1,946,416)	(3,612,456)
Net Decrease in Shares	(817,651)	(841,847)

See Notes to Financial Statements.
8

American Gas Index Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the Six
	Months Ended
	September 30,
	1999		For the Years Ended March 31,
	(unaudited)		1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Period	$ 16.28		$ 18.59	$ 14.84	$ 13.25	$ 11.13	$ 11.08
Income from Investment Operations:
Net Investment Income	0.27		0.51	0.47	0.45	0.45	0.44
Net Realized and Unrealized Gain
(Loss) on Investments	1.48		(1.63)	3.87	1.60	2.13	0.05
Total from Investment Operations	1.75		(1.12)	4.34	2.05	2.58	0.49
Distributions to Shareholders:
From Net Investment Income	(0.27)		(0.51)	(0.47)	(0.46)	(0.46)	(0.44)
From Net Realized Gain	-		(0.68)	(0.12)	-	-	-
Total Distributions	(0.27)		(1.19)	(0.59)	(0.46)	(0.46)	(0.44)
Net Increase (Decrease) in Net Asset Value	1.48		(2.31)	3.75	1.59	2.12	0.05
Net Asset Value -- End of Period	$ 17.76		$ 16.28	$ 18.59	$ 14.84	$ 13.25	$ 11.13
Total Investment Return	10.74%	A	(6.35)%	29.62%	15.60%	23.46%	4.72%
Ratios to Average Net Assets:
Expenses	0.85%	B	0.85%	0.85%	0.85%	0.85%	0.85%
Net Investment Income	2.88%	B	2.84%	2.83%	3.06%	3.71%	4.04%
Supplementary Data:
Portfolio Turnover Rate	5%		10%	13%	8%	10%	9%
Net Assets at End of Period (in thousands)	$204,027		$200,317	$244,368	$213,058	$204,000	$188,544
Number of Shares Outstanding at End of
Period (in thousands)	11,488		12,306	13,148	14,353	15,391	16,941

A	Total returns for periods of less than one year are not annualized.
B	Annualized

See Notes to Financial Statements.
9

American Gas Index Fund, Inc.

NOTES TO FINANCIAL STATEMENTS September 30, 1999 (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

  Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

  Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gains and losses from security transactions are computed on an identified cost basis.

  Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Funds assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.

The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

10

Semiannual Report

September 30, 1999